Assets Held for Sale	12 Months Ended
Dec. 31, 2014
Assets Held for Sale
6.	ASSETS HELD FOR SALE

In May 2014, the Group entered into an agreement with Guanghuan Xinwang Co Limited (“Guanghuanxinwang”), a third party company for the sale of a floor in a building located in Beijing. The transaction price was approximately $6,614. As of December 31, 2014, the transaction was not completed.

In December 2014, the Group started the process of entering into another agreement with Guanghuanxinwang for the sale of another three floors in the same building. The Group expected to complete the sale within one year.

These four floors with a carrying value of $11,949 were classified as assets held for sale as of December 31, 2014.